MANAGEMENT SERVICES AGREEMENT

         This Management Services Agreement dated December 31, 2002, (the "Agreement") between HomeGold, Inc. (the "Manager") and EMMCO, LLC, a limited liability company organized under the laws of the state of South Carolina (the "Customer").

         WHEREAS, the Manager desires to provide and the Customer desires to receive certain services (the "Services") including, but not limited to, the following:
                  (1) payroll/human resources services as described in Exhibit A annexed  hereto;
                  (2) accounting  and other administrative services as described in Exhibit B annexed hereto.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, the parties hereto agree as follows:

         Section 1. Services. The Manager shall provide the Services described in Exhibits A through B annexed hereto for the Customer at the rates set forth in Exhibit C annexed hereto. The rates set forth in Exhibit C represent an arm's-length price that the Manager would charge and the Customer would pay an independent third party for providing said Services.

         Section 2. Term. (a) This Agreement shall expire December 31, 2003 (the "Initial Term"). Upon expiration of the Initial Term, this Agreement shall renew annually for the following calendar year (the "Renewal Term") unless the Customer or the Manager notifies the other in writing within 60 days before the expiration of the current term that the Agreement shall not be renewed.
         (b) The Manager may at its discretion deliver to the Customer a revised Exhibit C modifying the rates set forth on Exhibit C once per year after the Initial Term to reflect changes in the actual costs incurred or estimated costs to be incurred by the Manager in providing the Services to the Customer. Such revised Exhibit C shall be deemed accepted by the Customer unless within 30 days of receipt of the revised Exhibit C the Customer notifies Manager of its intent to terminate this Agreement on a date 30 days after such notification of termination is delivered. Such revised Exhibit C shall be substituted for the Exhibit C then in effect and shall become effective upon the date set forth in such a revised Exhibit C.

         Section 3. Changes in Services. (a) The Manager and the Customer represent that Exhibits A through B contain a general description of the Services to be provided by the Manager to the Customer. In performing these Services, the scope of the work undertaken and the manner of its performance shall be substantially the same as for similar work performed by the Manager for transactions on its own behalf, with such modifications as may be appropriate in order to accomplish the purposes of this Agreement. The Manager shall give the Customer reasonable notice of all system changes affecting the Customer's procedures as these changes pertain to the Services.
          (b) If the changes referred to in paragraph (a) above are not acceptable to the Customer, the Customer may terminate this Agreement on thirty
(30) days' notice, provided such notice is given within ten (10) days after the Customer has received notice of such change.

         Section 4. Furnishing of Data; Costs. (a) The Customer shall furnish all data, records and materials in the manner, at the place and within the time limits determined by the Manager to be necessary to perform the Services. The Customer shall prepare all data submitted for processing with reasonable care and in a manner acceptable to the Manager.
         (b) The Customer hereby agrees that any additional costs incurred by the Manager because data, records or materials sent by or for the Customer are not in the form required by this Agreement or are not received by the Manager in accordance with the time schedule established to permit the Manager to meet its required delivery schedule, are the responsibility of the Customer.
         (c) The Manager shall not be responsible for errors resulting from any incorrect data submitted for processing by the Customer. The Manager may,

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however, make minor corrections to the data if the original source documents are in error or make other minor adjustments, without charge, unless the volume of such items becomes unreasonable in the judgment of the Manager, at which time the Manager may notify the Customer of its intention to impose charges for such additional work at its then prevailing rates.

         Section 5. Regulatory Matters. (a) It is understood and agreed that the performance of the Services is or might be subject to regulation and examination by authorized representatives of appropriate federal or state regulatory agencies, and that each party is and shall be authorized to submit or furnish to any such regulatory agency reports, information, assurances and other data as may be required by, or reasonably requested of it, under applicable laws and regulations, including, without limitation, any appropriate notifications concerning the initiation or termination of this Agreement or any of the Services provided to the Customer.
         (b) The Manager shall, with appropriate charge, promptly make any and all modifications to forms, documents and reporting methods as may be required to comply with any statutory, regulatory, or administrative rules or other legal requirements. The Manager, subject to Customer providing reasonable notice as established by Manager, shall make and implement any modification to forms, documents and reporting methods required in response to such statutory, regulatory, or administrative rules or other legal requirements by such time as the modifications may be necessary.
         (c) After the end of each calendar month that this Agreement is in effect, the Manager shall invoice the Customer for all fees and charges due to the Manager, and the Customer shall pay each such invoice upon receipt thereof. The rates set forth in Exhibit C are exclusive of all taxes, however designated, imposed on any amount payable hereunder for the Services or their provision to the Customer. Any sales and use taxes, however designated, and if applicable, shall be the responsibility of and shall be paid by the Customer.

         Section 6. Liability. (a) EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, THE MANAGER MAKES NO WARRANTIES OR REPRESENTATIONS AS TO THE SERVICES, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILTY OR FITNESS FOR A PARTICULAR PURPOSE.
         (b) The liability of the Manager to the Customer for any loss due to the Manager's performing, or failing to perform, the Services shall be contingent upon the Customer's compliance with its obligations herein and shall be limited to those losses sustained by the Customer which are a direct result of the Manager's gross negligence or willful misconduct; provided, however, that the Manager's only liability to the Customer arising from any interruptions in, or delay or unavailability of, the Services or any errors or omissions in the Services or any loss of data, shall be to restore any Service which is interrupted or is delayed or becomes unavailable, as promptly as reasonably practicable and, in the case of any error or omission in a Service or loss of data, to correct such error or omission or regenerate any lost data; provided, further, that the Manager shall not be obligated hereunder to correct any error or omission in the Services if it would not ordinarily correct such error or omission. The Customer shall retain records provided to it by the Manager to permit reconstruction of data, records and materials provided by the Customer to the Manager pursuant to this Agreement.
         (c) The Manager shall not be responsible or liable for its failure or delay in performance of the Services when such failure or delay arises out of, results from, or is caused by any act or omission of the Customer or by any event beyond the control of the Manager, including, but not limited to fire, flood or other catastrophe, legal acts of a public authority, strikes, riots, failure of communications or power supply.
         (d) Notwithstanding anything contained herein to the contrary, the aggregate amount of any money damages to which the Customer and any and all other parties claiming by, through or under the Customer, may be entitled as the result of any claim against the Manager (regardless of whether such claims are based on contract, tort (including negligence and strict liability), warranty or other legal or equitable grounds) shall be limited to an amount equal to the lesser of (a) the actual amount of such losses, damages, injuries, claims, costs or expenses or (b) the aggregate annual amount payable by the Customer to the Manager for the Service affected, as stated in Exhibit C.
         (e) The Manager shall not incur any liability or obligation under this Agreement by reason of any loss or damage to the Customer caused by an error or omission of the Manager unless the Customer shall have informed the Manager of such error or omission within two business days after the discovery thereof. The Customer agrees to use diligent efforts to reconstruct any lost data, records or materials, and if appropriate, to charge back to the Customer's depositors' accounts and the forwarding banks' accounts, and to obtain refunds from its depositors' forwarding banks and endorsers' banks. If the Manager carries

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insurance against the type of loss incurred, the Customer agrees to cooperate in furnishing proof of loss in a form satisfactory to the Manager's insurance company and to assist the Manager and its insurance company in settlement of the claim.

         Section 7. Events of Default. In the event of a breach of a party's obligations under this Agreement (an "Event of Default"), the other party shall provide a written notice of such Event of Default and a demand that such Event of Default be cured. In the event the breaching party fails in good faith to cure such Event of Default within ten (10) days following receipt of such notice and demand, the non-defaulting party may terminate this Agreement and/or take legal action to obtain specific performance, injunctive and other equitable relief as well as any other remedies as may be available at law or equity subject to the limitations set forth in this Agreement. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS HEREBY AGREED THAT IN NO EVENT WILL THE MANAGER BE LIABLE FOR ANY LOST PROFITS OR OTHER INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHICH THE CUSTOMER MAY INCUR OR EXPERIENCE BY REASON OF HAVING ENTERED INTO OR RELIED ON THIS AGREEMENT OR ARISING OUT OF OR IN CONNECTION WITH THE SERVICES, EVEN IF THE MANAGER HAS BEEN ADVISED OR IS OTHERWISE AWARE OF THE POSSIBILITY OF SUCH DAMAGES; NOR SHALL THE MANAGER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATIONS OR POWER SUPPLY, LABOR DIFFICULTIES OR ANY OTHER SIMILAR CAUSE OR CATASTROPHE BEYOND THE MANAGER'S CONTROL.

         Section 8. Relationship. (a) In performing the Services, the Manager shall be deemed to have an independent contractual relationship with the Customer. Manager shall not be deemed to have any relationship with the Customer's customers by reason of this Agreement, and in no event shall any of the Customer's customers be considered a third party beneficiary of this Agreement. To the extent that third parties may make claims against the Manager arising out of the Services, the Customer agrees to indemnify and hold harmless the Manager from and against all loss, liability, claim, action, demand or suits, including any claims for attorneys' fees arising therefrom.
         (b) All programs, whether standard Manager programs or programs developed specifically for the Customer, files and documentation, are and shall remain the property of the Manager, unless otherwise specified in this Agreement. Upon termination of the Services, the Manager will make available to the Customer all data contained in all master files and transaction files then available relevant to the Services. Any expense incurred by the Manager in providing such information shall be paid for by the Customer at the Manager's then prevailing rates.

         Section 9. Miscellaneous.
         (a) Indemnification. (i) The Customer agrees to indemnify and hold harmless the Manager against any loss, liability, claim, damage, suit or other legal action which the Manager may suffer or be liable for by reason of any errors or omissions made or permitted to be made or caused to be made or omitted by the Customer.
                  (ii) The Manager agrees that it will indemnify the Customer for any settlement payments or any costs or damages that a court awards against the Customer as a result of a claim that any software or computer programs used in providing the Services infringed a patent, copyright or other third party intellectual property right; provided, however, it is an express condition to this Agreement to indemnify Customer as set forth in this paragraph, that the Customer provide prompt written notice of such claim to the Manager and tenders to the Manager or, at the Manager's request, to the owner or vendor of such software, the defense and all related settlement negotiations; and provided, further that if any such claim arises from software which the Manager licenses from a third party, the Manager's obligation to indemnify the Customer is limited to the amount such third party pays to the Manager with respect to such claim for the purpose of indemnifying the Customer.
         (b) Assignment. The Customer may not assign this Agreement nor any of its rights or obligations hereunder without the written consent of the Manager. The Manager may assign this Agreement, or subcontract any one or more of the services to be provided under this Agreement, in whole or in part, and any of its rights and obligations (including, without limitation, its obligation to

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provide the Services) to any affiliate of the Manager. Any such assignment shall not act as a release of Manager from liability for performance under this Agreement.
         (c) Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the state of South Carolina.
         (d)   Confidentiality.   The  Manager   will  regard  and  preserve  as
confidential all data of a confidential nature related to the business of the Customer and provided by the Customer to the Manager. The Manager will take the same precautions to preserve such confidential information as the Manager takes with respect to its own confidential information.
         (e) Waiver. No waiver of any of the terms or conditions of this Agreement shall be effective or binding unless such waiver is in writing and is signed by both of the parties hereto, nor shall this Agreement be changed, modified, discharged or terminated other than in accordance with its terms, in whole or in part, except by a writing signed by both parties.
         (f) Notices. All communications and notices relating to this Agreement are to be sent:

         If to the Manager:
              HomeGold, Inc.
              1021 Briargate Circle
              Columbia, SC  29201

              Attention: Karen A. Miller

         If to the Customer:
              EMMCO, LLC
              113 Reed Ave.
              Lexington, SC 29072

              Attention: Ronald J. Sheppard

or to such other address as a party may designate to the other and such notices shall be deemed duly given three (3) days after mailed or upon delivery by hand or upon receipt of confirmed answer back if telephoned.
         (g) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be in effect only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
         (h) Entire Agreement. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter of this Agreement.
         (i) Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same Agreement.


                    End of Page - Next Page is Signature Page
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                SIGNATURE PAGE FOR MANAGEMENT SERVICES AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                              MANAGER: HomeGold, Inc.



                              By:  /s/ Forrest Ferrell
                                   ---------------------------------------
                                   Forrest Ferrell, CEO

                              CUSTOMER: EMMCO, LLC


                              By:  /s/ Ronald J. Sheppard
                                   ---------------------------------------
                                   Ronald J. Sheppard, CEO

                                    EXHIBIT A
                        PAYROLL/HUMAN RESOURCES SERVICES

Payroll Services to be provided pursuant to this Agreement shall include, but not necessarily be limited to, the following specific services:

         Provide the bi-weekly processing of payroll, including data entry and distribution of payroll checks,

         Provide the on-going processing and maintenance of employee benefits,

         Up-load and balance payroll related entries to general ledger,

         Provide all external and internal payroll and benefit related reports on behalf of the Customer as needed,

         Respond to any payroll, benefits and payroll tax related notices and approved inquiries from external entities,

         Maintain employee personnel files to include securing all necessary required documents for state and federal compliance.

         Process  all  employment  verifications,   including  governmental  and
         outside consumer agencies.

         Process all unemployment claims including attending appeal hearings with members of the Customer's management team.

         Counsel/partner with Customer's managers and associates in all aspects of employee relations, e.g. counseling, policy interpretations, company initiated terminations of employment, etc.

         Draft and maintain company employee relations policies/procedures including employee handbooks, employment documents, incentive plans, etc.

         Provide internal and external human resources reporting on behalf of the Customer and support the Customer's legal/compliance functions.

         Investigate/process all internal/external employee relation charges.

         Function as liaison with internal/external legal counsel on employee relation issues.

         The Manager shall receive fees from the Customer as consideration for the performance of data processing and item processing services pursuant to the terms of the Agreement in accordance with Exhibit C annexed hereto.

                                    EXHIBIT B
                  ACCOUNTING AND OTHER ADMINISTRATIVE SERVICES

Accounting services to be provided pursuant to this Agreement shall include, but not necessarily be limited to, the following specific services:

         Maintain a set of records including a detailed general ledger of income and expense items in accordance with generally accepted accounting principles for the Customer,

         Prepare periodic financial statements as requested by the Customer,

         Conduct all actions necessary to maintain appropriate accounting controls and maintain all appropriate documentation of such accounting procedures and controls,

         Provide accounts payable services for the Customer, including the entry of expenses into general ledger and the preparation of checks,

         Provide all external reporting services on behalf of the Customer,

         Coordinate the filing of federal and state income tax returns with external accountants,

         Prepare and file annual reports with appropriate state agencies

         The Manager shall receive fees from the Customer as consideration for the performance of services pursuant to the terms of the Agreement in accordance with Exhibit C annexed hereto.

                                    EXHIBIT C
                          SCHEDULE OF FEES FOR SERVICES
               PERFORMED PURSUANT TO MANAGEMENT SERVICES AGREEMENT

For consideration of services provided by the Manager on behalf of the Customer pursuant to the terms and conditions of the Agreement, the Customer shall pay the Manager the following fees:

Payroll/Human Resources Services as set forth in Exhibit A of the Agreement: A charge of $ 25,000.00 per month.

Accounting and Other  Administrative  Services  as set forth in Exhibit B of the
         Agreement: A charge of $ 40,000.00 per month.

Interest due on outstanding balances advanced shall be at the Prime Rate as published in the Wall Street Journal from time to time, calculated on a daily basis.